united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Alternative Strategies Fund

(Exact name of registrant as specified in charter)

520 Madison Avenue New York, NY 10022

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 12/31/18

Item 1. Reports to Stockholders.

LADENBURG THALMANN
ESTABLISHED 1876

Alternative Strategies Fund

Symbol: LTAFX
www.LTAFX.com

Distributed by Ladenburg Thalmann & Co. Inc.

Semi-Annual Report
December 31, 2018

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. This and other information is contained in the Fund's prospectus. Please read the prospectus carefully before you invest or send money. Fund shares are not FDIC insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal. **You may find the prospectus documents for free by calling toll-free (+1-800-803-6583) or visiting www.LTAFX.com.**

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.LTAFX.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Fund Shareholders,

We want to thank you for your investment in the Alternative Strategies Fund (the “Fund”). We appreciate the trust you have placed in us and your interest in this unique investment. This letter addresses the Fund’s semiannual performance from July 1st, 2018 to December 31st, 2018.

During the six months ending December 31st, 2018, on a total return basis, the Fund returned -5.92% for the A share, -6.21% for the C share, and -5.64% for the I share, while the S&P 500 and Bloomberg Barclays Aggregate Bond Index returned -6.85% and +1.65%, respectively. The Fund performed as expected considering all three underlying asset classes experienced tremendous selloffs during the same time frame with the Alerian MLP Index returning -11.86%, the FTSE NAREIT All Equity REIT Index returning -5.26%, and the S&P BDC Index returning -9.16%.

Oil prices experienced a sharp selloff in the last six months of 2018, plunging over 38% from $74.15 to $45.41 a barrel, officially sending oil into bear market. The pullback was attributable to a supply glut, coupled with fears of global growth slowing stemming from ongoing trade tensions. Because of the historic price collapse, Master Limited Partnerships (MLPs) finished in negative territory through the same time frame. While they are not supposed to be highly correlated, MLP performance tends to be challenged when oil prices are suppressed. However, it is worth noting that our MLP investments have diversified exposure to oil, natural gas, and water, which has allowed the Fund to experience a smoother ride.

From an interest rate perspective, the Federal Reserve (Fed) hiked rates two times in the past six months with each being 25 basis points. However, long-term interest rates increased at a slower pace than short term rates because they are not directly controlled by the Fed, but rather are more impacted by inflation expectations, growth expectations, as well as demand and supply. The spread between long-term and short-term interest rates has narrowed. Although a more narrow interest rate spread served as a headwind to our BDCs and REITs, both allocations of investments held up relatively well. Most of our BDC holdings are floating-rate-oriented, which allow them to have more pricing power to charge borrowers at a higher rate in a rising rate environment. Although we expect to see a more dovish Fed, we believe our BDC holdings can continue to benefit from improving loan growth and relatively stable interest rate spreads. For our REIT allocation, we shifted our positioning more towards property REITs and away from agency mortgage REITs to reduce headwinds from the Federal Reserve and better benefit from an expansionary economy.

Within our non-traded securities, there were no new public offerings. Hines Global REIT is undergoing a liquidity event by selling off its properties while Phillips Edison Shopping Center REIT is making significant progress towards a liquidity event in the near future.

The Fund seeks to maintain a distribution rate of at least 6% without taking excessive risks. However, the Fund’s current distribution rate is 8.00% exceeding our 6% goal. We are optimistic about MLPs as they continue to simplify and strengthen their balance sheets. Secondly, we expect the U.S. economy to continue to grow at a moderate pace, which could be further fueled by the cooling of trade tensions. Regarding the Fed, we expect rate hikes to subside as the committee takes on a data dependent stance. A more dovish Fed should bode well for rate sensitive securities. Overall, we believe the Fund should present an attractive investment opportunity to yield-seeking investors.

Thank you for your investment in the fund.

With Appreciation,

Ladenburg Thalmann Asset Management

Disclosure: Dividends and distributions are not guaranteed. The annualized distribution is 8.07% as of December 17th, 2018 and is based on the $0.1414 per share divided by the $7.01 Net Asset Value (NAV) multiplied by 4. Distribution Rates will vary. Distribution amount includes net investment income, capital gains and return of capital.

Distribution amount is not indicative of fund performance. The quarterly distribution yield is calculated by annualizing the quarter’s distribution and dividing by the NAV on the dividend payable date.

Past performance is no guarantee of future results. As portfolio and market conditions change, future distributions will vary and may not be obtained in the future. Portfolio allocations represented are subject to change. Individual performance results will vary and may include the reinvestment of income, dividends and capital gain distribution. There are risks involved with all investments that could include tax penalties and risk/loss of principal. Returns for performance under one year are cumulative, not annualized. Performance results for periods under one year are short-term and may not provide an adequate basis for evaluating the performance potential of the fund over varying market conditions or economic cycles. Before investing in the Fund, you should consider carefully the following risks the Fund faces through its direct investments and its investments in Investment Funds. Before you invest, you should read the prospectus and any other documents carefully. The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class. An investment in the Fund’s shares may involve certain costs and risks such as derivatives risk, liquidity risk, interest rate risk, market risk, credit risk, mortgage-backed and asset-backed risks, real estate securities risk, and management risk. The Fund’s investment in Master Limited Partnerships (MLP) expose the Fund to significant risks and volatility associated with the energy sector, and also present a number of tax risks. The fund’s investment in Real Estate Investment Trusts (“REITs”) has the risk of 1) their high level of leverage 2) their investment strategy may change without shareholder consent 3) they may fail to qualify as a REIT for tax purposes or 4) for privately issued REITs there may be no public market for the shares which are illiquid. The Fund’s investment in BDCs are subject to capital and leverage risk, potential conflicts of interest, cash flow risk and credit risk. Share price and investment return will fluctuate such that an investor’s shares may be worth more or less than their original cost upon redemption.

Comparisons to indexes have limitations because indexes have volatility and other material characteristics that may differ from a particular mutual fund. Any indexes and other financial benchmarks are provided for illustrative purposes only. The volatility of any Investment Index is materially different from the model portfolio or Fund. Particularly, an Investment Index has results that do not represent actual trading or any material economic and market factors that might have had an impact on the adviser’s decision-making. It is not possible to invest directly in an index. Index performance does not reflect the deduction of any fees or expenses. Ladenburg Thalmann Asset Management, Inc. is a SEC Registered Investment Adviser under the Investment Advisers Act of 1940 (“Advisers Act”) and Ladenburg Thalmann & Co. Inc. is a broker-dealer and Distributor of the fund. Both financial entities are wholly owned subsidiaries of our parent company “Ladenburg Thalmann Financial Services, Inc.” which is listed on the NYSE American exchange under the symbol LTS, for more information please visit www.ladenburg.com. For a free prospectus and other information, please call 800-995-5267 or visit www.ltafx.com .

Investments: - Not FDIC Insured - No Bank Guarantee - May Lose Value

Alternative Strategies Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2018

The Fund’s Performance Figures for the Periods Ending December 31, 2018 Compared to Its Benchmarks

				Average
			Average	Annual
			Annual	Return
	Six	One	Return	Since
	Months	Year	Five Year	Inception*
Alternative Strategies Fund:
Class A, without Sales Load	(5.92)%	(6.08)%	0.31%	1.51%
Class A, with Sales Load**	(9.96)%	(10.07)%	(0.92)%	0.75%
Class C ***	(6.21)%	(6.71)%	N/A	(2.97)%
Class I ****	(5.64)%	(5.79)%	N/A	(5.01)%
Barclays U.S. Aggregate Bond Index	1.65%	0.01%	2.52%	2.53%
S&P 500 Total Return Index	(6.85)%	(4.38)%	8.49%	12.25%

*	Class A commenced operations on September 28, 2010.

**	Adjusted for initial maximum sales charge of 4.25%.

***	Class C commenced operations on January 21, 2015.

****	Class I commenced operations on July 17, 2017.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through’s), ABS, and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. Investors cannot invest directly in an index or benchmark.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The performance data quoted here is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expense, including underlying funds, is 4.48% and 5.23% and 4.08% before fee waivers, per the Fund’s October 29, 2018 prospectus, for Class A, Class C and Class I, respectively. After fee waivers, the Fund’s total annual operating expenses are 4.18%, 4.93% and 3.93% for Class A, Class C AND Class I, respectively. Shares of Class A are subject to a maximum sales charge imposed on purchases of 4.25%. The performance data does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. For performance information current to the most recent month-end, please call 1-877-803-6583.

Portfolio Analysis as of Decemeber 31, 2018 (Unaudited)
Sector	Percent of Net Assets
Real Estate Investment Trust	43.73%
Common Stocks	24.38%
Mortgage Real Estate Investment Trusts	14.72%
Private Investments	10.10%
Closed-End Funds	5.80%
Short-Term Investments	0.98%
Senior Common Stock	0.01%
Other Assets Less Liabilities	0.28%
Total	100.00%

Alternative Strategies Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2018

Shares		Value
	COMMON STOCK - 24.38%
	DIVERSIFIED FINANCIAL SERVICES - 1.33%
37,606	Arlington Asset Investment Corp.	$272,268

	INVESTMENT COMPANIES - 13.10%
23,982	Ares Capital Corp.	373,640
49,820	FS KKR Capital Corp.	258,065
30,506	Monroe Capital Corp.	292,858
20,628	OFS Capital Corp.	218,657
63,005	PennantPark Floating Rate Capital Ltd.	401,342
20,028	Saratoga Investment Corp.	398,557
21,538	Solar Capital Ltd.	413,314
17,938	TPG Specialty Lending, Inc.	324,498
		2,680,931
	OIL & GAS - 2.32%
15,848	Antero Midstream Partners LP	338,989
3,360	Continental Resources, Inc.	135,038
		474,027
	PIPELINES - 7.63%
10,786	DCP Midstream Partners LP	285,721
15,678	Enterprise Products Partners LP	385,522
6,018	Magellan Midstream Partners LP	343,387
12,926	Western Gas Partners LP	545,865
		1,560,495

	TOTAL COMMON STOCK (Cost - $6,179,979)	4,987,721

	MORTGAGE REAL ESTATE INVESTMENT TRUSTS - 14.72%
33,039	Colony Credit Real Estate, Inc.	521,686
11,368	CorEnergy Infrastructure Trust, Inc.	376,053
119,909	Dynex Capital, Inc.	685,879
28,562	Invesco Mortgage Capital, Inc.	413,578
57,765	New York Mortgage Trust, Inc.	340,236
50,198	Orchid Island Capital, Inc.	320,765
27,534	Two Harbors Investment Corp.	353,537
	TOTAL MORTGAGE REAL ESTATE INVESTMENT TRUSTS (Cost - $3,361,586)	3,011,734

	REAL ESTATE INVESTMENT TRUSTS - 43.73%
9,850	Gaming and Leisure Properties, Inc.	318,253
102,095	Griffin Capital Essential Asset II	981,130
114,810	Griffin Health Care III + #	1,103,225
170,164	Hines Global REIT, Inc. + #	1,316,157
55,687	Independence Realty Trust, Inc.	511,207
10,972	Innovative Industrial Properties, Inc.	498,019
135,627	Phillips Edison Grocery Center REIT I, Inc. + #	1,488,848
141,402	Steadfast Income REIT, Inc. + #	1,408,346
125,573	Strategic Storage Trust, Inc. + #	1,321,370
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost - $7,012,889)	8,946,555

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2018

Shares		Value
	SENIOR COMMON STOCK - 0.01%
6,740	Pacific Office Properties Trust, Inc. + #	$2,022
	TOTAL SENIOR COMMON STOCK (Cost - $27,856)

	CLOSED-END FUNDS - 5.80%
25,213	Eagle Point Credit Company, Inc.	358,277
32,444	Kayne Anderson Energy Total Return Fund	313,084
53,179	Oxford Lane Capital Corp.	515,836
	TOTAL CLOSED-END FUNDS (Cost - $1,433,318)	1,187,197

	PRIVATE INVESTMENTS - 10.10%
	BUSINESS DEVELOPMENT - 5.75%
142,186	HMS Income Fund, Inc. +	1,177,300

	LAND DEVELOPMENT - 4.35%
36,635	Walton Kimberlin Heights LP *+ #	305,170
10,752	Walton Sherwood Acres LP *+ #	53,867
10,752	Walton US Land Fund 1 LP + #	133,325
19,855	Walton US Land Fund 2 LP * + #	110,731
37,655	Walton US Land Fund 3 LP + #	286,517
		889,610
	TOTAL PRIVATE INVESTMENTS (Cost - $2,363,495)	2,066,910

	SHORT-TERM INVESTMENT - 0.98%
199,330	Goldman Sachs Financial Square Government Fund - Institutional Class, 2.34% ^	$199,330
	TOTAL SHORT-TERM INVESTMENT (Cost - $199,330)

	TOTAL INVESTMENTS - 99.72% (Cost - $20,578,453)	$20,401,469
	OTHER ASSETS LESS LIABILITIES - 0.28%	58,194
	NET ASSETS - 100.00%	$20,459,663

*	Non-income producing.

+	Illiquid security. Total illiquid securities represents 42.56% of net assets as of December 31, 2018.

#	Fair Value estimated using fair value procedures adopted by the Board of Trustees. Total Value of such securities is $7,529,578 or 36.80% of net assets.

^	Money market fund; interest rate reflects the seven-day effective yield on December 31, 2018.

LP	- Limited Partnership

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
December 31, 2018

Assets:
Investments in Securities at Value (identified cost $20,578,453)	$20,401,469
Dividends and Interest Receivable	217,463
Prepaid Expenses and Other Assets	21,676
Total Assets	20,640,608

Liabilities:
Redemptions Payable	255
Distributions Payable	72,573
Accrued Advisory Fees	9,097
Accrued Distribution Fees	38,724
Accrued Shareholder Servicing Fees	11,759
Payable to Related Parties	42,450
Other Accrued Expenses	6,087
Total Liabilities	180,945

Net Assets	$20,459,663

Class A Shares
Net Assets	$11,851,269
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,781,198
Net Asset Value and Redemption Price Per Share (Net Assets divided by shares outstanding)	$6.65
Offering Price Per Share ($6.65/0.9575)	$6.95

Class C Shares:
Net Assets	$3,223,333
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	499,781
Net Asset Value, Offering and Redemption Price Per Share (Net Assets divided by shares outstanding)	$6.45

Class I Shares:
Net Assets	$5,385,061
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	807,771
Net Asset Value, Offering and Redemption Price Per Share (Net Assets divided by shares outstanding)	$6.67

Composition of Net Assets:
Net Assets consisted of:
Paid-in-Capital	$24,339,988
Accumulated Earnings (Loss)	(3,880,325)
Net Assets	$20,459,663

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended December 31, 2018

Investment Income:
Dividend Income	$920,532
Interest Income	3,617
Total Investment Income	924,149

Expenses:
Investment Advisory Fees	85,033
Shareholder Servicing Fees
Class A	16,623
Class C	4,278
Distribution Fees
Class C	12,833
Fund Accounting Fees	27,585
Transfer Agent Fees	16,131
Administration Fees	13,859
Printing Expense	12,602
Trustees’ Fees	11,990
Registration & Filing Fees	10,190
Chief Compliance Officer Fees	10,181
Legal Fees	9,981
Audit Fees	9,829
Pricing Expense	5,042
Custody Fees	2,521
Insurance Expense	690
Miscellaneous Expenses	1,386
Total Expenses	250,754
Less: Fees Waived by Adviser	(47,102)
Net Expenses	203,652

Net Investment Income	720,497

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on Investments	(343,252)

Net Change in Unrealized Depreciation on Investments	(1,652,643)

Net Realized and Unrealized Loss on Investments	(1,995,895)

Net Decrease in Net Assets Resulting From Operations	$(1,275,398)

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	December 31, 2018	June 30, 2018
	(Unaudited)
Operations:
Net Investment Income	$720,497	$848,137
Net Realized Loss on Investments	(343,252)	(897,780)
Distributions of Capital Gains From Underlying Investment Companies	—	3,538
Net Change in Unrealized Appreciation on Investments	(1,652,643)	2,834
Net Increase (Decrease) in Net Assets Resulting From Operations	(1,275,398)	(43,271)

Distributions to Shareholders From:
Total Distributions Paid*
Class A	(85,239)	—
Class C	(22,016)	—
Class I	(38,129)	—
Net Investment Income
Class A	—	(165,054)
Class C	—	(20,659)
Class I	—	(827)
Return of Capital
Class A	(447,504)	(1,281,297)
Class C	(115,583)	(202,225)
Class I	(200,177)	(130,613)
Total Distributions to Shareholders	(908,648)	(1,800,675)

From Shares of Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued	297,637	1,150,666
Distributions Reinvested	299,234	874,503
Shares Transferred to Class I	—	(5,601,710)
Cost of Shares Redeemed	(1,643,106)	(3,161,219)
Total Class A	(1,046,235)	(6,737,760)

Class C
Proceeds from Shares Issued	337,400	724,400
Distributions Reinvested	76,781	128,515
Cost of Shares Redeemed	(235,489)	(303,035)
Total Class C	178,692	549,880

Class I
Proceeds from Shares Issued	255,521	913,684
Distributions Reinvested	111,619	48,698
Shares Transferred from Class A	—	5,601,710
Cost of Shares Redeemed	(655,037)	(326,710)
Total Class I	(287,897)	6,237,382

Total From Shares of Beneficial Interest Transactions	(1,155,440)	49,502

Total Increase (Decrease) in Net Assets	(3,339,486)	(1,794,444)

Net Assets:
Beginning of Year	23,799,149	25,593,593
End of Year**	$20,459,663	$23,799,149

*	Distributions from net investment income and net realized capital gains are combined for the six months ended December 31, 2018. See “New Accounting Pronouncements” in Notes to Financial Statements for more information. The dividends and distriutions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets: End of Year includes distribution in excess of net investment income of $269,273 as of June 30, 2018.

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Six Months	For the Year
	Ended	Ended
	December 31, 2018	June 30, 2018
	(Unaudited)

SHARE ACTIVITY:
Class A
Shares Issued	40,607	150,029
Shares Reinvested	41,537	116,602
Shares Transferred to Class I	—	(758,120)
Shares Redeemed	(225,952)	(417,112)
Net (Decrease) in Shares of Beneficial Interest	(143,808)	(908,601)

Class C
Shares Issued	47,640	102,649
Shares Reinvested	10,978	17,614
Shares Redeemed	(33,448)	41,073
Net Increase in Shares of Beneficial Interest	25,170	161,336

Class I
Shares Issued	34,750	126,594
Shares Reinvested	15,500	6,604
Shares Transferred from Class A	—	758,049
Shares Redeemed	(89,889)	(43,837)
Net Increase (Decrease) in Shares of Beneficial Interest	(39,639)	847,410

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
STATEMENT OF CASH FLOWS (Unaudited)
For the Six Months Ended December 31, 2018

Cash flows from operating activities:
Net Decrease in net assets resulting from operations	$(1,275,398)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(618,717)
Sales of investments	1,885,746
Net sales of short term securities	(67,205)
Net realized loss from investments, net of capital gain distributions	343,252
Net change in unrealized appreciation on investments	1,652,643

Changes in assets and liabilities
(Increase)/Decrease in assets:
Dividends and Interest Receivable	(4,252)
Receivable for Securitites Sold	200,000
Prepaid Expenses and Other Assets	(2,002)
Increase/(Decrease) in liabilities:
Accrued Advisory Fees	(34,949)
Redemptions Payable	255
Payable to Related Parties	5,825
Accrued Distribution Fees	18,293
Accrued Shareholder Service Fees	(9,194)
Distribution Payable	(5,439)
Other Accrued Expenses	(24,770)
Net cash provided by operating activities	2,064,088

Cash flows from financing activities:
Proceeds from shares issued	890,558
Payments on shares redeemed	(2,533,632)
Cash distributions paid	(421,014)
Net cash used in financing activities	(2,064,088)

Net decrease in cash	—
Cash at beginning of year	—
Cash at end of year	$—

Supplemental disclosure of non-cash activity:
Non cash financing activities not included herein consists of reinvestment of dividends	$487,634

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund - Class A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	For the Six
	Months Ended		For the Year Ended June 30,
	December 31, 2018		2018	2017	2016	2015	2014
	(Unaudited)

Net Asset Value, Beginning of Period/Year	$7.36		$7.95	$8.07	$8.55	$9.98	$9.79
Increase (decrease) From Operations:
Net investment income (a)	0.23		0.26	0.35	0.34	0.42	0.49
Net gain (loss) from investments (both realized and unrealized)	(0.65)		(0.28)	0.15	(0.28)	(1.27)	0.29
Total from operations	(0.42)		(0.02)	0.50	0.06	(0.85)	0.78

Less Distributions:
From net investment income	(0.05)		(0.06)	(0.19)	(0.30)	(0.38)	(0.24)
From return of capital	(0.24)		(0.51)	(0.43)	(0.24)	(0.20)	(0.35)
Total Distributions	(0.29)		(0.57)	(0.62)	(0.54)	(0.58)	(0.59)
Net Asset Value, End of Period/Year	$6.65		$7.36	$7.95	$8.07	$8.55	$9.98

Total Return (b)	(5.92	)% (e)	(0.20)%	6.32%	1.24%	(8.85)%	7.91%

Ratios/Supplemental Data
Net assets, end of Period/Year (in 000’s)	$11,851		$14,164	$22,518	$23,231	$25,039	$26,891
Ratio to average net assets:
Expenses, Gross (c)	2.17	% (f)	2.05%	2.00%	2.12%	2.04%	1.90%
Expenses, Net of Reimbursement (c)	1.75	% (f)	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment income, Net of Reimbursement (c)(d)	6.39	% (f)	3.52%	4.25%	4.41%	4.44%	4.73%
Portfolio turnover rate	2.78	% (e)	22.50%	20.58%	38.08%	20.56%	20.94%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends, returns of capital and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(c)	Does not include expenses of other investment companies in which the Fund invests.

(d)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Not annualized.

(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund - Class C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	For the Six		For the	For the	For the	For the Period
	Months Ended		Year ended	Year ended	Year ended	Ended
	December 31, 2018		June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015*
	(Unaudited)

Net Asset Value, Beginning of Period/Year	$7.16		$7.78	$7.96	$8.52	$9.69
Increase (decrease) From Operations:
Net investment income (a)	0.20		0.21	0.28	0.28	0.11
Net gain (loss) from investments (both realized and unrealized)	(0.63)		(0.29)	0.15	(0.30)	(1.04)
Total from operations	(0.43)		(0.08)	0.43	(0.02)	(0.93)

Less Distributions:
From net investment income	(0.04)		(0.05)	(0.18)	(0.30)	(0.04)
From return of capital	(0.24)		(0.49)	(0.43)	(0.24)	(0.20)
Total Distributions	(0.28)		(0.54)	(0.61)	(0.54)	(0.24)

Net Asset Value, End of Period/Year	$6.45		$7.16	$7.78	$7.96	$8.52

Total Return (b)	(6.21	)% (e)	(0.89)%	5.49%	0.25%	(9.68)%

Ratios/Supplemental Data
Net assets, end of Period/Year (in 000’s)	$3,223		$3,397	$3,076	$2,341	$868
Ratio to average net assets:
Expenses, Gross (d)	2.92	% (c)	2.80%	2.76%	2.91%	3.04	% (c)
Expenses, Net of Reimbursement (d)	2.50	% (c)	2.50%	2.50%	2.75%	2.75	% (c)
Net investment income, Net of Reimbursement (d)(f)	5.71	% (c)	2.91%	3.52%	3.61%	3.44	% (c)
Portfolio turnover rate	2.78	% (e)	22.50%	20.58%	38.08%	20.56%

*	Class C commenced operations on January 21, 2015.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends, returns of capital and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(c)	Annualized.

(d)	Does not include expenses of other investment companies in which the Fund invests.

(e)	Not annualized.

(f)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Represents the Fund’s portfolio turnover rate for the entire year.

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund - Class I
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Six		For the Period
	Months Ended		Ended
	December 31, 2018		June 30, 2018*
	(Unaudited)

Net Asset Value, Beginning of Period	$7.36		$7.98
Increase (decrease) From Operations:
Net investment income (a)	0.24		0.35
Net loss from investments (both realized and unrealized)	(0.64)		(0.49)
Total from operations	(0.40)		(0.14)

Less Distributions:
From net investment income	(0.05)		(0.00	) (h)
From return of capital	(0.24)		(0.48)
Total Distributions	(0.29)		(0.48)

Net Asset Value, End of Period	$6.67		$7.36

Total Return (b)	(5.64	)% (e)	(1.71	)% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$5,385		$6,238
Ratio to average net assets:
Expenses, Gross (d)	1.92	% (c)	1.65	% (c)
Expenses, Net of Reimbursement (d)	1.50	% (c)	1.50	% (c)
Net investment income, Net of Reimbursement (d)(f)	6.66	% (c)	4.99	% (c)
Portfolio turnover rate	2.78	% (e)	22.50	% (g)

*	Class I commenced operations on July 17, 2017.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends, returns of capital and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(c)	Annualized.

(d)	Does not include expenses of other investment companies in which the Fund invests.

(e)	Not annualized.

(f)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Represents the Fund’s portfolio turnover rate for the entire period.

(h)	Less than $0.01 per share

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
December 31, 2018

1.	ORGANIZATION

Alternative Strategies Fund (the “Fund”) was organized as a Delaware statutory trust on June 15, 2010 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The investment objective of the Fund is to seek attractive risk-adjusted returns with low to moderate volatility and low correlation to the broader markets, through a concentrated multi-strategy alternative investment approach with an emphasis on income generation. The Fund pursues its investment objective by investing primarily in private and publicly traded alternative investment funds and real estate investment trusts (“REITs”). Investment funds include closed-end funds, open-end funds (mutual funds), limited partnerships, limited liability companies and other types of pooled investment vehicles.

The Fund currently offers Class A, Class C and Class I shares. Class A shares commenced operations on September 28, 2010, Class C shares commenced operations on January 21, 2015 and Class I shares commenced operations on July 17, 2017. Class A shares are offered at net asset value plus a maximum sales charge of 4.25%. Class C shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds – The Fund may invest in funds of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Fund’s fair value team using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2018

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Fund, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings, and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Fund, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund invests in some securities which are not traded and the fair value team has established a methodology for fair value of each type of security. Generally, REITs are publicly registered but not traded. When the REIT is in the public offering period, the Fund values the REIT at cost. The Fund generally purchases REITs at NAV or without a commission. However, start-up REITs amortize a significant portion of their start-up costs and therefore potentially carry additional risks that may impact valuation should a REIT be unable to raise sufficient capital and execute its business plan. As such, start-up REITs pose a greater risk than seasoned REITs because if they encounter going concern issues, they may see significant deviation in value from the fair value, cost basis approach as represented. Management is not aware of any information which would cause a change in cost basis valuation methodology currently being utilized for non-traded REITs in their offering period. Once a REIT closes to new investments, the Fund values the security based on the movement of an appropriate market index or traded comparable until the REIT issues an updated market valuation. Additionally, certain other non-publicly traded investments held by the Fund are valued based on the movement of an appropriate benchmark or company provided market valuation. The private investments are monitored for any independent audits of the security or impairments reported on the potential value of the security and the fair value is generally adjusted to depreciation in the case of hard assets. The Valuation Committee meets frequently to discuss the valuation methodology and will adjust the value of a security if there is a public update to such valuation.

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2018

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2018 for the Fund’s assets measured at fair value:

Assets*	Total	Level I	Level 2	Level 3
Common Stock	$4,987,721	$4,987,721	$—	$—
Mortgage Real Estate Investment Trusts	3,011,734	3,011,734	—	—
Real Estate Investment Trusts	8,946,555	2,308,609	6,637,946	—
Senior Common Stock	2,022	—	—	2,022
Closed-End Funds	1,187,197	1,187,197	—	—
Private Investments	889,610	—	—	889,610
Short-Term Investment	199,330	199,330	—	—
Sub-Total	$19,224,169	$11,694,591	$6,637,946	$891,632
Private Investments (1)	1,177,300
Total	$20,401,469

*	Refer to the Portfolio of Investments for industry classifications.

There were no transfers into or out of Level 1, Level 2, and Level 3 during the year as noted in the table below.

It is the Fund’s policy to record transfers into or out of any level at the end of the reporting period.

(1) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the portfolio of investments.

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2018

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Senior Common	Private
	Stock	Investments	Total
Beginning Balance	$7,414	$888,856	$896,270
Total realized loss	—	—	—
Change in Unrealized Appreciation (Depreciation)	(5,392)	754	(4,638)
Cost of Purchases	—	—	—
Proceeds from Sales and Return of Capital	—	—	—
Net transfers in (out) of level 3	—	—	—
Ending Balance	$2,022	$889,610	$891,632

The change in unrealized depreciation on Level 3 investments held as of December 31, 2018 is ($4,638).

Quantitative disclosures of unobservable inputs and assumptions used by the Fund are set forth below:

Investment Type	Fair Value	Techniques	Unobservable Input

Senior Common Stock	$2,022	Market price of common stock multiplied by convertibility feature	N/A

Private Investments	$889,610	Partners Capital	Adjusted by management to reflect current conditions

The following is the fair value measurement of investments that are measured at Net Asset Value per share (or its equivalent) as a practical expedient:

Security Description	Industry	Value	Redemption Frequency
HMS Income Fund	Business Development	$1,177,300	Quarterly

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended June 30, 2015 through June 30, 2017, or expected to be taken in the Fund’s June 30, 2018 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended June 30, 2018, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Distributions to Shareholders – Distributions from investment income are declared and recorded on a daily basis and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2018

All or a portion of a distribution may consist of return of capital, shareholders should not assume that the source of a distribution is net income.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Ladenburg Thalmann Asset Management Inc. (“LTAM”) serves as the Fund’s investment advisor (the “Advisor”). Until recently, Dr. Phillip Frost, together with two entities controlled by him, owned over 35% of the outstanding securities of Ladenburg Thalmann Financial Services, Inc. (“LTFS”), the parent company of LTAM. On approximately December 24, 2018, a series of transactions reduced his direct and indirect ownership of LTFS to less than 5% of the outstanding voting securities (the “Transaction”). Under the 1940 Act, the Transaction may have resulted in the assignment and automatic termination of the Advisory Agreement. See Note 10 for more information. Pursuant to an investment advisory agreement and an interim advisory agreement between the Trust, on behalf of the Fund, and LTAM (together the “Advisory Agreement”), investment advisory services are provided to the Fund. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.75% of the average daily net assets of the Fund. For the six months ended December 31, 2018, the Fund incurred advisory fees of $85,033.

The Adviser has contractually agreed to waive all or part of its advisory fees and/or make reimbursements to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired (underlying) fund fees and expenses, or extraordinary expenses such as litigation) at least until October 31, 2019, so that the total annual operating expenses of the Fund do not exceed 1.75%, 2.50% and 1.50% for Class A, Class C and Class I, respectively, of the class average daily net assets. Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, not more than three years form the end of the fiscal year in which the amounts were waived or reimbursed. During the six months ended December 31, 2018, the Adviser waived fees of $47,102.

As of June 30, 2018, the Adviser has $218,165 of waived fees within 3 years of reimbursement that may be recovered by the following dates:

June 30, 2019	June 30, 2020	June 30, 2021	Total
$85,040	$64,587	$68,538	$218,165

Gemini Fund Services, LLC (“GFS”) – GFS, provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for servicing in such capacities.

In addition, certain affiliates of GFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2018

Distributor – The distributor of the Fund is Ladenburg Thalmann & Co., Inc. (the “Distributor”). The Board has adopted, on behalf of the Fund, a Shareholder Services Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund may pay 0.25% per year of its average daily net assets of each of Class A and Class C shares for such services. For the six months ended December 31, 2018, the Fund incurred shareholder servicing fees of $16,623 and $4,278 for Class A and Class C shares, respectively. Under the Distribution Plan, the Fund pays 0.75% per year of its average daily net assets for such services for Class C shares. For the six months ended December 31, 2018, the Fund incurred distributions fees of $12,833 for Class C.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Adviser. For the six months ended December 31, 2018, the Distributor received $16,394 in underwriting commissions for sales of the Fund’s shares, of which $2,310 was retained by the principal underwriter or other affiliated broker-dealers.

Additionally, Ladenburg Thalmann & Co., Inc., an affiliate of the Adviser, executed portfolio trades on behalf of the Fund for which it received $977 in trade commissions during the six months ended December 31, 2018.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended December 31, 2018, amounted to $618,716 and $1,885,746, respectively.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

Cost for Federal Tax purposes	$20,827,610

Unrealized Appreciation	$881,509
Unrealized Depreciation	(1,307,650)
Tax Net Unrealized Depreciation	$(426,141)

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following fiscal years were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2018	June 30, 2017
Ordinary Income	$186,540	$599,969
Return of Capital	1,614,135	1,374,723
	$1,800,675	$1,974,692

As of June 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(122,891)	$(2,721,878)	$(78,012)	$1,226,502	$(1,696,279)

The difference between book basis and tax basis distributable earnings and unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales and adjustments for partnerships and C-Corporations.

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2018

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $122,891.

At June 30, 2018 the Fund had capital loss carryforwards for federal income tax purposes available to offset future capital gains and capital loss carryforwards utilized as follows:

	Non-Expiring	Non-Expiring		CLCF
Expiring	Short-Term	Long-Term	Total	Utilized
$—	$1,491,816	$1,230,062	$2,721,878	$30,595

Permanent book and tax differences, primarily attributable to tax adjustments for partnerships resulted in reclassification for the fiscal year ended June 30, 2018 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income	Loss
$386	$(892,403)	$892,017

7.	REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

During the six months ended December 31, 2018, the Fund completed four quarterly repurchase offers. In those offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The Fund may under officer approval increase the repurchase percentage above 5%. The results of those repurchase offers were as follows:

Class A	Repurchase Offer #1	Repurchase Offer #2	Class C	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	June 20, 2018	September 21, 2018	Commencement Date	June 20, 2018	September 21, 2018
Repurchase Request Deadline	July 23, 2018	October 22, 2018	Repurchase Request Deadline	July 23, 2018	October 22, 2018
Repurchase Pricing Date	July 23, 2018	October 22, 2018	Repurchase Pricing Date	July 23, 2018	October 22, 2018
Net Asset Value as of Repurchase Offer Date	$7.38	$7.14	Net Asset Value as of Repurchase Offer Date	$7.18	$6.93
Amount Repurchased	$897,553	$1,132,424	Amount Repurchased	$85,250	$204,481
Percentage of Outstanding Shares Repurchased	6.24%	8.53%	Percentage of Outstanding Shares Repurchased	2.49%	5.93%

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2018

Class I	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	June 20, 2018	September 21, 2018
Repurchase Request Deadline	July 23, 2018	October 22, 2018
Repurchase Pricing Date	July 23, 2018	October 22, 2018
Net Asset Value as of Repurchase Offer Date	$7.39	$7.15
Amount Repurchased	$379,729	$428,006
Percentage of Outstanding Shares Repurchased	6.01%	7.19%

8.	INVESTMENT IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of December 31, 2018, the Fund was invested in the following restricted securities:

	Initial
Security	Acquisition Date	Shares	Cost	Value	% of Net Assets
Walton Kimberlin Heights, LP	12/27/2010	36,635	$ 340,705	$ 305,170	1.49%
Walton Sherwood Acres, LP	04/29/2011	10,752	$ 99,994	$ 53,867	0.26%
Walton US Land Fund 1, LP	11/08/2011	10,752	$ 99,994	$ 133,325	0.65%
Walton US Land Fund 2, LP	08/22/2012	19,855	$ 151,764	$ 110,731	0.54%
Walton US Land Fund 3, LP	11/16/2012	37,655	$ 350,192	$ 286,517	1.40%

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. The amendments have been adapted with these financial statements.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the following: The Fund completed a quarterly repurchase offer on January 22, 2019 which resulted in 10.35%, 0.03% and 2.44% of Class A shares, Class C and Class I shares being repurchased for $1,298,452, $1,052, and $138,725 respectively.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including, Northern Lights Compliance Services, LLC (“NLCS”) and Blu Giant, LLC (“Blu Giant”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2018

contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

As a result of the Transaction described in Note 3, at a meeting on January 29, 2019, the Board approved a new investment advisory agreement between the Trust, on behalf of the Fund, and LTAM (the “New Agreement”), subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the New Agreement be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, shareholders are being asked to approve the proposed New Agreement with LTAM at a special shareholder meeting to be held on March 29, 2019. Shareholders of record at the close of business on February 1, 2019 are entitled to notice of, and to vote at, the special meeting. LTAM is currently providing advisory services to the Fund pursuant to an interim advisory agreement, and continues to provide the expense limitation described in note 3 to these financial statements.

Alternative Strategies Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2018

Alternative Strategies Fund* - Ladenburg Thalmann Asset Management, Inc.

In connection with the regular meeting held on May 21, 2018 the Board of Trustees (the “Trustees”) of the Alternative Strategies Fund (the “Fund”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between the Fund and Ladenburg Thalmann Asset Management, Inc. (the “Adviser”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the Adviser and its affiliates currently managed approximately $2.3 billion in assets and was established in 1982 as a subsidiary of Ladenburg Financial Services Inc., which was a full service financial company founded in 1876. The Board noted that the Adviser provided personalized strategies and a full range of financial services to a variety of clients including individuals, families, foundations, endowments, retirement plans and profit sharing plans. The Board reviewed the background of the key investment personnel responsible for servicing the Fund taking into consideration their education, and the team’s financial industry experience with market analysis, conducting due diligence, fund selection and asset allocation. The Board recognized the Adviser’s expertise with Regulation D type investments and the additional due diligence related to such investments. The Board noted that the Adviser utilized an investment committee to support the portfolio manager with fundamental research from internal and external sources and due diligence on the macro-economy searching for investments with an optimistic outlook to generate the Fund’s targeted yield. The Board further noted that the Adviser had dedicated resources and processes focused on monitoring risk management for security and sector concentration. The Board also noted that the Adviser monitors compliance with the Fund’s investment limitations by performing a review of investments daily and trades as placed to ensure adherence to the Fund’s guidelines and prospectus. The Board noted that the Adviser utilized an affiliated broker-dealer to transact security trades for the Fund at an industry competitive commission rate, noting that the Adviser believes this arrangement to be both efficient and cost effective, with overall services meeting their expectations. The Board noted that the Adviser also reviews a best execution report produced by an independent third party that analyzes best bids and offers. The Board concluded that the Adviser should continue to provide high quality of service to the Fund and its shareholders.

Performance. The Trustees noted that the Fund had performed well when compared to the US CE Multi-Alternative category or all time periods presented, but did not perform as well when compared to the Credit Suisse Liquid Alternative Total Return index, or the US OE Multi-Alternative Morningstar category. The Board further noted that the Fund’s portfolio consisted primarily of MLPs, Business Development Companies, and Real Estate Investment Trusts. They noted that the Fund maintained a stable distribution rate made up of both income and return of

Alternative Strategies Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2018

capital. The Trustees agreed that the Adviser had consistently executed the Fund’s investment strategy and should be retained for the benefit of the shareholders.

Fees and Expenses. The Board noted the Adviser charged a 0.75% advisory fee based on the average net assets of the Fund. The Board compared the contractual management fees of the Fund to the fees and expenses charged by a peer group of funds selected by Broadridge. The Trustees noted that the Fund’s contractual management fees were slightly lower than the median of the peer group. The Board further noted that the Fund’s net expense ratio was higher than the peer group, but considered that the Adviser had contractually agreed to limit the total expenses of the Fund thereby making the Fund’s net expenses more comparable to its peers. The Trustees concluded that the Fund’s advisory fee, as well as its overall expense ratio, were reasonable in light of the services the Fund receives from the Adviser, and the level of fees paid by a peer group of similarly managed funds.

Economies of Scale. The Board considered whether there were economies of scale with respect to the management of the Fund and whether there was potential for realization of any further economies of scale. The Trustees noted the Adviser’s willingness to consider breakpoints as the Fund grows, that material economies were not expected to be reached during the next year of services under the agreement, and agreed that the matter of economies of scale would be revisited as the Fund’s size materially increased.

Profitability. The Board considered the profits realized by the Adviser in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit was a fair entrepreneurial profit for the management of the Fund. The Board also considered the profits realized by the Adviser and its affiliate from other activities related to the Fund. The Trustees concluded the Adviser’s level of profitability from its relationship with the Fund was not excessive.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders. After

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Rev. Feb 2014

FACTS	WHAT DOES ALTERNATIVE STRATEGIES FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alternative Strategies Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alternative Strategies Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-803-6583

Rev. Feb 2014

Who we are
Who is providing this notice?	Alternative Strategies Fund
What we do
How does Alternative Strategies Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Alternative Strategies Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Alternative Strategies Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Alternative Strategies Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Alternative Strategies Fund doesn’t jointly market.

Investment Adviser
Ladenburg Thalmann Asset Management, Inc.
277 Park Avenue, 26th Floor
New York, NY 10172

Administrator
Gemini Fund Services, LLC
80 Arkay Drive Suite 110
Hauppauge, NY 11788

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 6 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-803-6583 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-803-6583.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Alternative Strategies Fund

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/7/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/7/19

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 3/7/19